FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “ Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Originator	Loans	Balance	Balance	Coupon	Score	LTV

Finance America	3,510	575,770,223.07	100.00	7.319	613	81.37

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 – 5.500	29	8,413,297.48	1.46	5.373	657	78.02
5.501 – 6.000	160	41,280,070.33	7.17	5.853	637	77.92
6.001 – 6.500	400	97,171,760.09	16.88	6.336	635	78.56
6.501 – 7.000	576	127,754,401.65	22.19	6.813	612	78.71
7.001 – 7.500	534	96,930,410.36	16.83	7.307	606	80.79
7.501 – 8.000	532	86,082,756.87	14.95	7.791	603	82.81
8.001 - 8.500	347	44,788,408.60	7.78	8.290	598	85.06
8.501 - 9.000	326	32,045,536.85	5.57	8.798	590	86.39
9.001 - 9.500	190	16,649,551.02	2.89	9.278	581	87.47
9.501 - 10.000	185	12,887,576.57	2.24	9.791	609	90.54
10.001 - 10.500	52	3,512,092.34	0.61	10.279	599	91.27
10.501 - 11.000	99	5,038,973.34	0.88	10.923	610	96.75
11.001 - 11.500	65	2,619,206.95	0.45	11.404	603	98.90
11.501 - 12.000	15	596,180.62	0.10	11.863	581	98.79

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

Min: 5.240
Max: 11.865
Weighted Average: 7.319

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	474	17,872,535.35	3.10	9.330	606	86.44
50,000.01 - 100,000.00	885	64,679,714.99	11.23	8.270	601	83.05
100,000.01 - 150,000.00	795	98,986,352.58	17.19	7.517	608	81.90
150,000.01 - 200,000.00	452	78,088,055.80	13.56	7.215	607	79.94
200,000.01 - 250,000.00	274	61,741,900.17	10.72	7.108	610	80.54
250,000.01 - 300,000.00	176	48,081,383.34	8.35	7.096	620	80.16
300,000.01 - 350,000.00	118	38,201,184.67	6.63	7.154	620	81.61
350,000.01 - 400,000.00	82	30,476,876.55	5.29	6.909	622	80.96
400,000.01 - 450,000.00	54	22,993,291.10	3.99	7.069	610	80.07
450,000.01 - 500,000.00	45	21,401,862.66	3.72	7.023	620	81.39
500,000.01 - 550,000.00	60	31,169,410.30	5.41	6.573	627	81.21
550,000.01 - 600,000.00	33	18,964,269.39	3.29	6.918	621	82.43
600,000.01 - 650,000.00	15	9,268,047.72	1.61	6.998	633	83.02
650,000.01 - 700,000.00	19	12,885,918.39	2.24	6.705	632	84.07
700,000.01 - 750,000.00	26	19,184,710.39	3.33	6.735	602	78.34
800,000.01 - 850,000.00	1	816,681.34	0.14	7.100	618	74.36
950,000.01 - 1,000,000.00	1	958,028.33	0.17	5.850	611	80.00

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

Min: $24,876.91
Max: $958,028.33
Average: $164,037.10

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	2,546	418,787,565.50	72.74	7.358	602	80.79
ARM 2/28 - IO	346	97,244,208.40	16.89	6.598	651	82.54
Fixed 30 yr	249	34,318,477.62	5.96	7.494	623	77.94
Balloon 30/15	269	13,808,089.16	2.40	10.458	646	99.96
ARM 3/27	36	5,173,169.87	0.90	7.361	611	82.58
ARM 5/25	22	4,479,530.65	0.78	7.398	609	78.53
Fixed 15 yr	42	1,959,181.87	0.34	9.155	588	78.77

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,950	525,684,474.42	91.30	7.218	611	81.11
Balloon	269	13,808,089.16	2.40	10.458	646	99.96
Fixed	291	36,277,659.49	6.30	7.584	621	77.98

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

1	54	6,524,117.68	1.13	7.511	615	83.75
2	2,818	467,282,417.21	81.16	7.292	612	81.18
3	393	64,125,326.37	11.14	7.432	608	81.50
4	229	33,963,094.82	5.90	7.434	624	82.28
5	14	3,289,778.91	0.57	7.292	637	89.68
6	1	443,036.59	0.08	7.625	571	89.90
9	1	142,451.49	0.02	5.240	771	100.00

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

Min: 1
Max: 9
Weighted Average: 2

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	3,224	561,443,291.22	97.51	7.238	612	80.89
2	286	14,326,931.85	2.49	10.469	646	99.96

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 – 25.00	5	409,251.67	0.07	7.722	594	22.87
25.01 – 30.00	1	74,914.01	0.01	8.730	511	28.85
30.01 – 35.00	7	837,624.95	0.15	6.940	597	32.86
35.01 – 40.00	10	1,912,779.86	0.33	7.332	551	38.57
40.01 – 45.00	10	1,767,820.98	0.31	6.779	579	43.92
45.01 – 50.00	30	4,446,265.83	0.77	7.030	578	48.08
50.01 – 55.00	28	4,196,419.77	0.73	6.805	566	52.50
55.01 – 60.00	41	9,631,321.98	1.67	6.755	555	57.77
60.01 – 65.00	122	21,028,206.30	3.65	6.994	563	63.51
65.01 – 70.00	157	24,122,416.73	4.19	7.112	576	68.77
70.01 – 75.00	254	49,242,282.00	8.55	6.969	581	74.08
75.01 – 80.00	1,156	209,617,124.74	36.41	6.860	623	79.71
80.01 – 85.00	356	61,195,857.39	10.63	7.568	595	84.43
85.01 – 90.00	890	137,904,979.08	23.95	7.808	624	89.82
90.01 – 95.00	146	32,212,021.95	5.59	7.518	648	94.58
95.01 - 100.00	297	17,170,935.83	2.98	9.989	654	99.97

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

Min: 21.36
Max: 100.00
Weighted Average: 81.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 – 524	160	26,717,639.23	4.64	7.636	515	69.61
525 – 549	396	65,098,034.64	11.31	7.701	538	76.96
550 – 574	454	70,757,528.01	12.29	7.593	562	79.86
575 – 599	684	97,535,227.86	16.94	7.492	587	80.32
600 – 624	581	89,788,723.88	15.59	7.230	611	82.72
625 – 649	452	77,600,048.14	13.48	7.033	637	83.05
650 – 674	325	58,550,707.01	10.17	7.093	663	84.93
675 – 699	221	39,966,270.24	6.94	7.064	686	84.84
700 – 724	118	26,461,860.29	4.60	7.069	711	86.94
725 – 749	61	11,086,159.99	1.93	6.980	735	83.42
750 – 774	45	8,899,791.55	1.55	6.852	760	84.05
775 – 799	13	3,308,232.23	0.57	6.795	781	86.47

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

Min: 500
Max: 789
NZ Weighted Average: 613

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,186	305,117,801.51	52.99	7.384	628	84.41
Cashout Refinance	1,205	248,923,953.03	43.23	7.246	595	77.81
Rate/Term Refinance	119	21,728,468.53	3.77	7.237	596	79.45

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,594	396,325,710.70	68.83	7.347	608	81.12
PUD	440	86,876,923.58	15.09	7.265	607	81.70
Condo	215	37,680,955.46	6.54	7.085	634	83.26
Duplex	170	30,100,663.18	5.23	7.316	643	83.10
3-4 Family	91	24,785,970.15	4.30	7.407	635	79.17

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Full	2,595	368,909,338.27	64.07	7.314	602	81.76
Stated	867	196,497,322.21	34.13	7.312	633	80.77
Alt.	48	10,363,562.59	1.80	7.605	594	78.61

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	2,961	498,917,029.96	86.65	7.250	606	80.92
Non-Owner Occupied	537	74,012,056.19	12.85	7.792	655	84.52
Second Home	12	2,841,136.92	0.49	6.950	652	77.61

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Alabama	67	5,215,585.42	0.91	8.274	600	84.12
Arizona	338	59,629,400.75	10.36	7.334	615	82.95
Arkansas	4	242,389.55	0.04	8.986	614	88.34
California	426	134,261,862.95	23.32	6.792	622	79.28
Colorado	133	23,642,850.04	4.11	7.160	616	83.17
Connecticut	18	4,353,053.23	0.76	6.914	620	80.18
Delaware	4	717,314.92	0.12	7.398	620	87.48
District of Columbia	59	14,246,916.48	2.47	7.035	611	74.02
Florida	274	45,518,498.81	7.91	7.267	619	80.87
Georgia	55	7,154,447.84	1.24	7.955	629	86.50
Hawaii	48	18,478,302.91	3.21	6.783	652	83.75
Idaho	9	1,155,501.47	0.20	6.851	601	83.21
Illinois	313	51,914,830.28	9.02	7.562	611	81.60
Indiana	73	5,536,733.00	0.96	8.010	595	85.91
Iowa	16	1,084,314.94	0.19	9.000	607	88.19
Kansas	21	2,428,926.29	0.42	7.977	591	89.03
Kentucky	11	1,076,967.46	0.19	6.985	599	80.71
Louisiana	35	3,500,284.83	0.61	7.776	604	84.22
Maine	2	476,625.75	0.08	6.621	561	64.95
Maryland	54	10,555,468.79	1.83	7.311	606	79.71
Massachusetts	20	5,418,767.21	0.94	7.149	594	78.91
Michigan	130	12,758,086.07	2.22	7.910	601	82.93
Minnesota	42	8,273,914.05	1.44	6.895	601	81.25
Mississippi	189	13,952,338.47	2.42	8.125	582	84.82
Missouri	149	14,521,360.45	2.52	8.238	587	84.70
Montana	9	904,870.56	0.16	6.815	672	84.43
Nebraska	2	120,100.96	0.02	8.087	586	92.08
Nevada	43	9,444,279.58	1.64	7.150	611	80.75
New Hampshire	1	301,476.45	0.05	6.730	725	79.47
New Jersey	53	10,548,632.66	1.83	7.529	606	78.41
New Mexico	27	4,066,384.75	0.71	7.995	605	81.58
New York	27	9,099,533.24	1.58	7.286	606	77.50
North Carolina	39	4,893,498.46	0.85	7.914	598	85.92
North Dakota	1	69,621.39	0.01	8.865	557	85.00
Ohio	126	10,049,045.69	1.75	7.748	621	84.24
Oklahoma	51	3,362,734.71	0.58	8.174	585	80.38
Oregon	27	3,685,534.60	0.64	6.912	622	80.35
Pennsylvania	109	10,532,304.75	1.83	7.898	596	84.44
Rhode Island	9	1,909,565.90	0.33	7.347	620	81.18
South Carolina	12	869,776.80	0.15	8.800	578	86.13
Tennessee	26	2,270,076.66	0.39	8.226	605	85.59
Texas	244	26,438,998.36	4.59	7.761	596	81.87
Utah	46	5,822,367.56	1.01	7.465	616	84.60
Virginia	55	10,420,515.18	1.81	7.175	601	79.71
Washington	60	9,529,794.09	1.66	7.073	600	80.48
West Virginia	16	1,176,082.92	0.20	9.075	570	81.42
Wisconsin	37	4,140,285.84	0.72	7.843	588	80.03

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	705	112,782,808.31	19.59	7.755	614	82.14
6	16	2,064,136.33	0.36	7.840	591	89.11
12	188	45,514,200.53	7.90	7.133	625	80.98
24	2,369	381,687,000.71	66.29	7.223	610	81.35
30	2	279,772.34	0.05	6.480	768	90.00
36	230	33,442,304.85	5.81	7.160	616	79.00

Total:	3,510	575,770,223.07	100.00	7.319	613	81.37

Loans with Penalty: 80.41

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	1	198,602.36	0.04	7.475	540	85.00
4.001 - 4.500	58	6,054,761.97	1.15	7.168	594	80.56
4.501 - 5.000	209	40,663,163.80	7.74	7.513	618	82.29
5.001 - 5.500	176	26,834,062.15	5.10	6.402	665	77.95
5.501 - 6.000	1,162	224,240,332.71	42.66	6.723	621	78.02
6.001 - 6.500	1,288	219,346,839.87	41.73	7.698	595	84.23
6.501 - 7.000	55	8,311,004.16	1.58	9.109	570	87.09
8.501 - 9.000	1	35,707.40	0.01	8.600	537	65.00

Total:	2,950	525,684,474.42	100.00	7.218	611	81.11

Min: 4.000
Max: 8.605
Weighted Average (>0): 5.965

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	28	8,270,845.99	1.57	5.375	655	77.64
11.501 - 12.000	160	41,280,070.33	7.85	5.853	637	77.92
12.001 - 12.500	368	87,226,709.98	16.59	6.330	634	78.83
12.501 - 13.000	544	121,784,613.93	23.17	6.812	611	79.14
13.001 - 13.500	503	92,795,667.84	17.65	7.308	606	80.82
13.501 - 14.000	483	78,889,321.08	15.01	7.789	600	82.88
14.001 - 14.500	316	42,125,309.18	8.01	8.281	596	85.34
14.501 - 15.000	276	28,923,680.49	5.50	8.759	589	86.91
15.001 - 15.500	143	14,061,254.61	2.67	9.240	576	87.04
15.501 - 16.000	94	7,997,086.36	1.52	9.706	576	87.03
16.001 - 16.500	24	1,777,509.70	0.34	10.221	560	86.47
16.501 - 17.000	10	522,436.63	0.10	10.763	549	80.96
17.001 - 17.500	1	29,968.30	0.01	11.100	539	81.08

Total:	2,950	525,684,474.42	100.00	7.218	611	81.11

Min: 11.250
Max: 17.100
Weighted Average (>0): 13.221

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	6	1,771,282.13	0.34	7.577	711	97.78
5.001 - 5.500	28	8,270,845.99	1.57	5.375	655	77.64
5.501 - 6.000	160	41,280,070.33	7.85	5.853	637	77.92
6.001 - 6.500	367	87,084,258.49	16.57	6.332	634	78.80
6.501 - 7.000	544	121,784,613.93	23.17	6.812	611	79.14
7.001 - 7.500	503	92,795,667.84	17.65	7.308	606	80.82
7.501 - 8.000	482	78,793,188.08	14.99	7.790	600	82.88
8.001 - 8.500	315	41,776,097.47	7.95	8.288	595	85.22
8.501 - 9.000	274	28,184,375.87	5.36	8.788	586	86.65
9.001 - 9.500	143	13,760,918.64	2.62	9.263	572	86.55
9.501 - 10.000	93	7,853,241.02	1.49	9.717	577	87.16
10.001 - 10.500	24	1,777,509.70	0.34	10.221	560	86.47
10.501 - 11.000	10	522,436.63	0.10	10.763	549	80.96
11.001 - 11.500	1	29,968.30	0.01	11.100	539	81.08

Total:	2,950	525,684,474.42	100.00	7.218	611	81.11

Min: 5.000
Max: 11.100
Weighted Average (>0): 7.209

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

2.000	6	1,771,282.13	0.34	7.577	711	97.78
3.000	2,944	523,913,192.29	99.66	7.217	611	81.06

Total:	2,950	525,684,474.42	100.00	7.218	611	81.11

Min: 2.000
Max: 3.000
Weighted Average (>0): 2.997

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	2,950	525,684,474.42	100.00	7.218	611	81.11

Total:	2,950	525,684,474.42	100.00	7.218	611	81.11

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.